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                                                                   EXHIBIT 10.73


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February 23, 2001

Mr. John Bruno
Senior Vice President
Cagles, Inc.
2000 Hills Avenue, N.W.
Atlanta, Georgia 30318

RE:  Popeyes' 8-Piece Cost-plus Contract Extension

Dear John:

This letter is to confirm that Cagles and Supply Management Services, Inc. have agreed to extend the Popeyes 8-Piece Cost-Plus Contract from the current expiration date of October 4, 2001 to March 31, 2004. This will coincide with the expiration date of the Churchs Cost-Plus Agreement. The letter will be added as an attachment to the original October 5, 1998 Popeyes Contract.

Thanks for your consideration.



 /s/  Jeff Spotz
----------------------------
Jeff Spotz                              Acknowledged and agreed this 23rd day of
President                               February, 2001

cc:  Dan Cheatham                       Cagles, Inc.

                                        By:  /s/ John Bruno
                                           -------------------------------

                                        Title:  Sr. V.P.
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